DEED OF VARIATION
[SUPPLEMENTED TO THE SALE AND AGREEMENT DATED MAY 10, 2021 ("THE AGREEMENT")]

Parties :

1. **BORNEO ENERGY SDN. BHD**. [198401012768 (125324-H)] a company incorporated in Malaysia and having its registered address at 1st & 2nd Floor, Victoria Point, Jalan OKK Awang Besar, 87007 Wilayah Persekutuan Labuan and its principal place of business is located at 17th Floor, Menara Hap Seng, Letter Box No. 63, No. 1 & 3, Jalan P. Ramlee, 50250 Kuala Lumpur ("**Vendor**")

2. **GOLD BILLION GLOBAL LIMITED** (BVI COMPANY NO.: 1759774) a company incorporated in the British Virgin Island and having its registered address at Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Island ("**Purchaser**")

WHEREAS:

1. By the Agreement signed between the parties, the Vendor had sold and the Purchaser has purchased from the Vendor Business Assets as defined therein for a consideration of USD 5 Million (US$5,000,000.00) only **("Consideration")** upon terms and conditions therein contained.

2. The Consideration is to be satisfied in full by the allotment and issue of One Hundred Sixty Six Million Six Hundred Sixty Six Thousand Six Hundred Sixty Seven (166,666,667) new ordinary shares in the Purchaser's holding company, Verde Resources Incorporated ("**Verde"),** a Nevada USA corporation listed under QTBQB and having stock code of "VRDR" ("**Consideration Shares")** each credited as fully paid-up and ranking pari passu in all respects with the then existing shares of Verde

3. Subject to the conditions for completion as contained in Clause 3 of the Agreement, the Agreement is to be completed on or before the expiry of three (3) months from the date of the Agreement ("**Completion Date").**

4. The parties hereto are now mutually desirous of varying the terms of the Agreement in respect to the Completion Date and the Consideration upon terms and conditions hereinafter provided.

NOW THIS AGREEMENT WITNESSETH as follows:-

1. **Interpretation**

Words and phrases when used herein shall have the same meaning as prescribed in the Agreement unless otherwise provided for herein.

2. **Consideration**

In consideration of the mutual covenants of the parties herein the parties have agreed to vary the terms of the Agreement upon terms herein contained. Such consideration

shall be refundable if the transaction fails to complete.

3. **Completion Date**

a. Pursuant to Clause 3 of the Agreement, the Purchaser's Auditor is assessing the independent valuation and conducting legal due diligence on the Business Assets. Accordingly, the Purchaser has requested for extension of time for the Completion Date up to the 30 June 2022.

b. The parties hereby mutually agree that the Completion Date shall be on or before to the **30 June 2022.**

4. **Adjustment to the Consideration**

The parties agree that upon the completion of the legal due diligence review by the Purchaser's representative, the Consideration may be renegotiated and such renegotiated sum (as the case may be) shall be taken and construed as the Consideration for the Company and such sum shall be attached hereto as Schedule 1 to be duly signed and initialed by both parties.

5. **The Agreement to subsist in all other respects**

Save as herein provided all other provisions in the Agreement shall apply to this agreement and the parties shall accordingly be bound by them.

7. **Effective Date**

This Variation agreement shall take effect from the date the parties hereto execute this agreement.

8. **Fees and Costs**

The Purchaser shall bear the legal costs and stamp duties for the preparation and stamping of this agreement.

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- 6 AUG 2021

In witness whereof the Parties have set their hands on this day of 2021

THE VENDOR

FOR AND ON BEHALF OF)
BORNEO ENERGY SDN. BHD.)
[198401012768 (125324-H)])

Director
Name: TEO KIEW LEONG

Director
Name: ANTHONY FOO

THE PURCHASER

FOR AND ON BEHALF OF)
GOLD BILLION GLOBAL LIMITED)
(BVI COMPANY NO.: 1759774))

Director
Name: BALAKRISHNAN A/L B S MUTHU

Director
Name:

- 6 AUG 2021

In witness whereof the Parties have set their hands on this day of 2021

THE VENDOR

FOR AND ON BEHALF OF)
BORNEO ENERGY SDN. BHD.)
[198401012768 (125324-H)])

Director
Name: TEO KIEW LEONG

Director
Name: ANTHONY FOO

THE PURCHASER

FOR AND ON BEHALF OF)
GOLD BILLION GLOBAL LIMITED)
(BVI COMPANY NO.: 1759774))

Director
Name: BALAKRISHNAN A/L B S MUTHU

Director
Name: